Exhibit 10.4

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

NON-STATUTORY STOCK OPTION AGREEMENT FOR

ELIGIBLE DIRECTORS

1.	Grant of Options

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation (the “Company”), hereby grants to «Name» (the “Optionee”), pursuant to the Company’s Omnibus Incentive Plan (the “Plan”) as amended,                 Options (the “Options”), to purchase an aggregate of 10,000 shares of common stock, $.001 par value per share (“Common Stock”), of the Company at a price of $             per share (the “Exercise Price Per Share”), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.	Exercise of Options and Effect of Termination of Services or Death.

1. Exercisability of Options. The Options shall become exercisable and option shares may be purchased based on the number of full years of service for the Company or a Subsidiary that have expired since the date of grant (set forth on the signature page hereof), in accordance with the following:

Director Options shall vest based on years of service according to the following schedule:

Number of Years of Service Since First Date of Grant	Percentage of Award (as stated in item 2.1.B.) Available for Exercise (Cumulative)
1	33 1/3%
2	66 2/3%
3	100%

Notwithstanding the foregoing, the Options shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the “Securities Act”), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

2. Expiration Date. Except as otherwise provided in this Option Agreement or the Plan, the Options may not be exercised after the date (hereinafter the “Expiration Date”) that is the tenth anniversary of the date of grant.

3. Effect of Termination of Services or Death. If the Optionee ceases to serve as a director of the Company or a Subsidiary, the Options that have been previously granted to the Optionee and that are vested as of the date of such cessation may be exercised by the Optionee after the date such Optionee ceases to be a director of the Company or Subsidiary. If the Optionee dies while a director of the Company or a Subsidiary, the Options that have been previously granted to the Optionee and that are vested as of the date of such death may be exercised by the administrator of the Optionee’s estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the Expiration Date of such Option.

4. Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 7 of the Plan, the Options shall be exercised by the Optionee’s delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

3.	Payment of Purchase Price

Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan.

4.	Delivery of Shares

The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.	Non-transferability of Options

Except as provided in the Plan, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

6.	No Special Directorship Rights

Nothing contained in the Plan or in this Option Agreement shall constitute evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a director for any period of time.

7.	Rights as a Stockholder

The Optionee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.	Recapitalization

In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment.

9.	Reorganization

In the event the Company is merged or consolidated with another entity and the Company is not a surviving entity, or in the event all or substantially all of the assets or more than 20% of the outstanding voting stock of the Company entitled to vote for directors is acquired by any other entity or person other than an Affiliate, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.	Withholding Taxes

The Company’s obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements, if any.

11.	Optionee Representations; Legend

1. Representations. The Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company’s insider trading policy, as well as other restrictions that will apply if the Optionee is an “affiliate” of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

2. Legend on Stock Certificate. The Optionee understands that, any shares of Common Stock acquired upon exercise of an Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

“THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS.”

12.	Miscellaneous

In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of 1.) the close of business on the day the Option(s) granted hereunder expire, or 2.) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.

Date of Grant:
UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

, 20

By:

Name:

Title:

Address:

Optionee (for notice purposes)

Name	«Name»

Address:	«Address»

OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing Option Agreement dated                     , and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s Omnibus Incentive Plan. The undersigned understands and agrees that the Option Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Option Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

OPTIONEE:

By:

Name:	«Name»

Title:	Director

Address:	«Address»

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